SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 11, 2004
                              -------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            HERSHA HOSPITALITY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Maryland                     001-14765                251811499
      --------------                -------------            --------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                            148 Sheraton Drive, Box A
                            New Cumberland, Pennsylvania  17070
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 770-2405
                            ------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND EXHIBITS

     The following document is being furnished as an exhibit to this Current Report on Form 8-K:

     Exhibit 99.1   Press release, dated May 11, 2004.

ITEM 12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

This Current Report on Form 8-K and the earnings press releases attached hereto are being furnished by Hersha Hospitality Trust (the "Company") pursuant to Item 12 of Form 8-K, insofar as such press releases disclose historical information regarding the Company's results of operations or financial condition for the three months ended March 31, 2004.

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             HERSHA HOSPITALITY TRUST



May 13, 2004                 /s/ Ashish Parikh
                             -------------------------------
                             Ashish Parikh
                             Chief Financial Officer


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